UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08547
 (Pioneer Series Trust XII)
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2021

Date of reporting period:  September 1, 2020 through February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Disciplined Growth Fund
Semiannual Report | February 28, 2021
A: PINDX	C: INDCX	Y: INYDX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292.
If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 1

President’s Letter

Dear Shareholders,
The first quarter of 2021 has brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, despite a few problematic “hot spots” in some states, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in the first few months of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we've witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.

2 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
April 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 3

Portfolio Management Discussion | 2/28/21

In the following interview, Craig Sterling discusses the factors that affected the performance of Pioneer Disciplined Growth Fund during the six-month period ended February 28, 2021. Mr. Sterling, Managing Director, Director of Core Equity, Head of Equity Research, US, and a portfolio manager at Amundi Asset Management, US, Inc. (Amundi US), is responsible for day-to-day management of the Fund’s investment portfolio, along with Ashesh (“Ace”) Savla, a vice president, Team Leader of US Equity Quantitative Research, and a portfolio manager at Amundi US.

Q How did the Fund perform during the six-month period ended February 28, 2021?
A Pioneer Disciplined Growth Fund’s Class A shares returned 9.43% at net asset value during the six-month period ended February 28, 2021, while the Fund’s benchmark, the Russell 1000 Growth Index, returned 5.34%. During the same period, the average return of the 1,311 mutual funds in Morningstar’s Large Growth Funds category was 10.01%.
Q How would you describe the market environment for investors over the six-month period ended February 28, 2021?
A During the six-month period, US equities continued to rally from their March 2020 lows experienced at the outset of the COVID-19 pandemic. The Standard & Poor’s 500 Index (the S&P 500) returned just under 10% for the full six months, as the first COVID-19 vaccines received emergency-use authorization from the Food and Drug Administration (FDA) about halfway through the period, Congress negotiated an additional $900 billion economic stimulus package, and the political landscape in the US for at least the next two years came into clear focus, with a new administration and Congress sworn in during January. In addition, the domestic economy remained open, for the most part, as individual states tried to balance social-interaction restrictions with the need for economic activity. Concerns about the potential impact of rising interest rates on stock valuations (higher cost of capital) caused equities to falter slightly towards the end of the period, in February 2021, as 10-year US Treasury yields surged in anticipation of higher GDP growth and inflation.
Growth stocks, which had significantly outperformed value stocks for the first three quarters of 2020, underperformed their value counterparts over the past six months as optimism regarding a full economic recovery

4 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

increased. Companies that make up the value segment of the market typically have had more cyclical exposure than companies in the growth segment, and thus their performance has tended to be more sensitive to changes in the economic outlook. The Russell 1000 Value Index returned more than 19% during the six-month period, while the Fund’s benchmark, the Russell 1000 Growth Index, returned just over 5%. Additionally, small- and mid-cap stocks outperformed their larger-cap counterparts over the period. Like value stocks, small- and mid-cap stocks have tended to be more sensitive to economic cycles.
Within the Russell 1000 Growth Index (the Russell Index), energy was the best performing sector for the full six-month period. After struggling for most of 2020 due in part to a collapse in demand as well as an oil-price war between Russia and Saudi Arabia, the sector gained more than 27% as oil prices rallied from their lows experienced in the early stages of the pandemic. Real estate, which was down by almost 4%, was the worst performer in the Russell Index during the period, as the sector has been hard hit by concerns about the resilience of the commercial real estate market in the wake of COVID-19.
Q Which of your investment decisions benefited or detracted from the Fund’s benchmark-relative performance during the six-month period ended February 28, 2021?
A Stock selection drove the Fund’s benchmark-relative outperformance during the six-month period, with results in the consumer discretionary and information technology sectors leading the way. Within consumer discretionary, our decision to increase the Fund’s exposure to retailing and leisure as consumer confidence has been rebounding due to the vaccine rollouts contributed significantly to relative returns. With regard to information technology, the portfolio was underweight versus the Russell Index in several of the big-tech stocks that had dominated the market over the first nine months of 2020, and so the lighter exposure to those companies over the past six months aided the Fund’s relative results as high-growth tech stocks generally underperformed the broader market. Stock selection in consumer staples was a slight detractor from relative performance.
From a sector-allocation perspective, a portfolio overweight to communication services, one of the better-performing sectors within the Russell Index for the period, boosted the Fund’s relative results, while a slight underweight to information technology was a minor drag on benchmark-relative returns.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 5

Individual positions that contributed the most to the Fund’s positive benchmark-relative performance during the six-month period included Walt Disney, Alphabet, and Marriott International. Disney aided the Fund’s relative performance for the six-month period, despite struggling for the first seven months of 2020 due to the pandemic as investors worried about the near-term impact COVID-19-related travel restrictions would have on the company’s theme park business. We added Disney to the portfolio during the summer of 2020, as we felt that the longer-term outlook for the company’s streaming businesses could offset the temporary lull in theme park attendance. Disney has since fully embraced a “direct to consumer” streaming strategy, and the market has had a positive response. In addition, the streaming services have attracted more customers globally than anticipated, with expectations for possible continued strength into 2021. Alphabet (parent of Google) was one of the few big-tech stocks in which the Fund had an overweight position versus the benchmark. The company reported strong fourth-quarter 2020 results as its business has continued to recover from a COVID-19-induced downturn during the first and second quarters of 2020. Marriott International was one of the portfolio’s consumer discretionary holdings that performed well during the period and boosted the Fund’s benchmark-relative performance. Marriott’s shares have rallied of late as US and global COVID-19 cases have continued to decline from holiday-period highs and investors have begun to view a gradual resumption of leisure and business travel as more realistic.
Individual detractors from the Fund’s relative performance during the six-month period included positions in salesforce.com, Adobe, and O’Reilly Automotive. A designer and developer of enterprise software, salesforce.com reported solid third-quarter 2020 results and guidance in December. However, the positive results could not offset the market’s negative reactions to salesforce’s announced acquisition of Slack (not a Fund holding) and the retirement of CFO Mark Hawkins. While we have remained positively inclined towards durable secular and profit growth for salesforce over time, the deal to acquire Slack could possibly pressure the share price in the near term. Adobe was one of the few large technology stocks in which the Fund was overweight versus the Russell Index during the period. The shares struggled over the six months along with those of other high-growth tech companies, and so the Fund’s overweight detracted from relative performance. Finally, shares of O’Reilly Automotive underperformed as investors weighed the near-term positive impacts of economic stimulus payments and a reopening of the domestic

6 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

economy against the negatives of the company’s difficult mid-year revenue comparisons and the potential for hybrid work schedules to continue holding down the number of miles driven. We have remained positively inclined on the stock because O’Reilly is one of the top auto parts distributors and has been benefiting from both idiosyncratic initiatives and macroeconomic trends.
Q Did the Fund have any exposure to derivative securities during the six-month period ended February 28, 2021?
A No, the Fund had no exposure to derivatives during the six-month period.
Q What is your outlook heading into the second half of the Fund’s fiscal year?
A The FDA’s emergency-use approval of multiple COVID-19 vaccines, and their subsequent rollouts, undoubtedly has provided some encouraging news for the market. With vaccine distributions well underway, and with new fiscal aid packages from Washington adding another critical boost to market sentiment, cyclical stocks have continued to rally on the hopes for an economic recovery in 2021.
As noted earlier, value stocks reversed a long-term trend and outperformed growth stocks over the past six months, while the market favored cyclical stocks in anticipation of a gradual end of the COVID-19 pandemic based on the encouraging vaccine news. Nonetheless, valuations for high-momentum stocks have remained excessive, in our opinion; and, because of our disciplined investment process, we have minimized the Fund’s exposure to those stocks, highlighted by meaningful benchmark-relative underweights to some of the tech giants, and in many other pockets of high momentum and growth in the market.
We have analyzed a broad array of fundamental and valuation outcomes, which currently range from a third wave of COVID-19 infections inducing a recession, uncoupled with more fiscal stimulus from the government as well as permanent changes in consumer and corporate behaviors; to a faster economic rebound and fewer sustained effects on the economy from COVID-19. The arc of the Biden presidency and its possible changes with regard to further fiscal stimulus, tax policies, interest rates, and regulations on businesses could certainly be important factors as well.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 7

Our process has remained focused on investing the Fund in areas where we believe we have identified the most attractive relative values. We have continued to rely on the combination of our experienced analyst team and a proprietary corporate performance and valuation framework grounded in business-model economics, or economic value added (“EVA”). We believe those two elements of our investment process have been critical to the Fund’s performance, in light of the secular and cyclical shifts taking place in nearly every industry, as well as the ever-evolving political and economic conditions. Therefore, we have been quite thoughtful with regard to the fundamental forecasts and valuation scenarios we have analyzed when picking each portfolio holding and evaluating each potential investment idea.
We believe our process has identified relative value in stocks of both reasonably priced growth companies and high-quality value companies. In particular, there are high-quality consumer cyclical stocks that have felt the negative effects of the COVID-19 situation, but that could rebound from those (hopefully) temporary slumps once the economy normalizes. The current market environment has created an opportunity for the Fund to own some of those impressive consumer franchises at very attractive values.
Financials and industrials are other sectors where we believe we have identified high-quality growth cyclical stocks, as we have sought out companies with strong and generally secularly improving business models trading at attractive valuations at a time of uncertain, though improving economic conditions.

8 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

Please refer to the Schedule of Investments on pages 17–21 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund may invest in fewer than 40 securities, and as a result, the Fund’s performance may be more volatile than the performance of funds holding more securities.
Investments in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 9

Portfolio Summary | 2/28/21

10 Largest Holdings
(As a percentage of total investments)*

1.	Facebook, Inc.	5.99%
2.	Alphabet, Inc.	5.35
3.	Amazon.com, Inc.	4.57
4.	Microsoft Corp.	4.44
5.	Starbucks Corp.	3.67
6.	TJX Cos., Inc.	3.55
7.	UnitedHealth Group, Inc.	3.49
8.	Visa, Inc.	3.49
9.	Walt Disney Co.	3.47
10.	CME Group, Inc.	3.29
*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

Prices and Distributions | 2/28/21
Net Asset Value per Share
Class	2/28/21	8/31/20
A	$18.50	$21.71
C	$14.60	$18.22
Y	$19.25	$22.38

Distributions per Share: 9/1/20–2/28/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$0.9466	$4.1212
C	$ —	$0.9466	$4.1212
Y	$ —	$0.9466	$4.1212

Index Definitions
The Russell 1000 Growth Index is an unmanaged measure of the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 11

Performance Update | 2/28/21
 Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 28, 2021)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Growth
Period	(NAV)	(POP)	Index
10 years	14.43%	13.76%	16.45%
5 years	18.98	17.58	22.22
1 year	40.42	32.34	44.26

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross
1.05%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

 Performance Update | 2/28/21
  Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 28, 2021)
			Russell
			1000
	If	If	Growth
Period	Held	Redeemed	Index
10 years	13.47%	13.47%	16.45%
5 years	18.00	18.00	22.22
1 year	39.25	39.25	44.26

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross
1.83%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 13

 Performance Update | 2/28/21
 Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 28, 2021)
		Russell
		1000
	Net Asset	Growth
Period	Value (NAV)	Index
10 years	14.74%	16.45%
5 years	19.24	22.22
1 year	40.69	44.26

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross
0.81%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund
Based on actual returns from September 1, 2020 through February 28, 2021.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/20
Ending Account	$1,094.30	$1,089.10	$1,095.10
Value (after expenses)
on 2/28/21
Expenses Paid	$5.30	$9.53	$4.26
During Period*
*
Expenses are equal to the Fund's annualized expense ratio of 1.02%, 1.84%, and 0.82% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 15

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2020 through February 28, 2021.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/20
Ending Account	$1,019.74	$1,015.67	$1,020.73
Value (after expenses)
on 2/28/21
Expenses Paid	$5.11	$9.20	$4.11
During Period*

*
Expenses are equal to the Fund's annualized expense ratio of 1.02%, 1.84%, and 0.82% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

Schedule of Investments | 2/28/21
(unaudited)
Shares			Value
		UNAFFILIATED ISSUERS — 95.7%
		COMMON STOCKS — 95.7% of Net Assets
		Aerospace & Defense — 1.0%
408,576		Spirit AeroSystems Holdings, Inc.	$17,499,310
		Total Aerospace & Defense	$17,499,310
		Banks — 0.3%
9,281(a	)	SVB Financial Group	$4,690,246
		Total Banks	$4,690,246
		Beverages — 2.9%
81,295		Constellation Brands, Inc.	$17,408,511
261,861		PepsiCo., Inc.	33,829,823
		Total Beverages	$51,238,334
		Capital Markets — 4.5%
208,859		Charles Schwab Corp.	$12,890,778
277,903		CME Group, Inc.	55,497,229
35,292		S&P Global, Inc.	11,623,773
		Total Capital Markets	$80,011,780
		Chemicals — 0.8%
144,445		FMC Corp.	$14,688,612
		Total Chemicals	$14,688,612
		Consumer Discretionary — 5.2%
59,453(a	)	Bright Horizons Family Solutions, Inc.	$9,492,266
178,370		Ross Stores, Inc.	20,805,077
573,056		Starbucks Corp.	61,907,240
		Total Consumer Discretionary	$92,204,583
		Electrical Equipment — 2.4%
176,411		Rockwell Automation, Inc.	$42,917,268
		Total Electrical Equipment	$42,917,268
		Electronic Equipment, Instruments &
		Components — 2.4%
154,058		Amphenol Corp.	$19,362,009
148,139		CDW Corp.	23,241,528
		Total Electronic Equipment, Instruments &
		Components	$42,603,537
		Entertainment — 4.8%
193,015		Electronic Arts, Inc.	$25,858,220
309,536(a	)	Walt Disney Co.	58,514,685
		Total Entertainment	$84,372,905

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 17

Schedule of Investments | 2/28/21
(unaudited) (continued)
Shares			Value
		Equity Real Estate Investment Trusts (REITs) — 0.6%
64,111		Crown Castle International Corp.	$9,985,288
		Total Equity Real Estate Investment Trusts (REITs)	$9,985,288
		Health Care Equipment & Supplies — 4.7%
81,043(a	)	ABIOMED, Inc.	$26,302,505
112,464		Danaher Corp.	24,704,967
158,780(a	)	Edwards Lifesciences Corp.	13,194,618
95,960		ResMed, Inc.	18,499,169
		Total Health Care Equipment & Supplies	$82,701,259
		Health Care Providers & Services — 3.3%
177,316		UnitedHealth Group, Inc.	$58,907,922
		Total Health Care Providers & Services	$58,907,922
		Hotels, Restaurants & Leisure — 3.9%
362,546(a	)	Marriott International, Inc.	$53,682,186
169,308		Texas Roadhouse, Inc.	15,386,711
		Total Hotels, Restaurants & Leisure	$69,068,897
		Industrial Conglomerates — 2.5%
215,751		Honeywell International, Inc.	$43,657,215
		Total Industrial Conglomerates	$43,657,215
		Insurance — 0.2%
49,455		Progressive Corp.	$4,250,657
		Total Insurance	$4,250,657
		Interactive Media & Services — 10.8%
44,624(a	)	Alphabet, Inc.	$90,225,712
392,075(a	)	Facebook, Inc.	101,006,361
		Total Interactive Media & Services	$191,232,073
		Internet & Direct Marketing Retail — 4.4%
24,951(a	)	Amazon.com, Inc.	$77,171,697
		Total Internet & Direct Marketing Retail	$77,171,697
		IT Services — 9.8%
200,235		Accenture Plc	$50,238,962
124,408		Automatic Data Processing, Inc.	21,649,480
25,451		Mastercard, Inc.	9,005,836
312,386		Paychex, Inc.	28,448,993
17,417(a	)	PayPal Holdings, Inc.	4,525,807
277,266		Visa, Inc.	58,888,526
		Total IT Services	$172,757,604

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

Shares			Value
		Machinery — 0.7%
40,959		Illinois Tool Works, Inc.	$8,281,091
23,806		Stanley Black & Decker, Inc.	4,162,241
		Total Machinery	$12,443,332
		Pharmaceuticals — 2.9%
246,220		Eli Lilly & Co.	$50,448,016
		Total Pharmaceuticals	$50,448,016
		Road & Rail — 0.3%
18,239		Norfolk Southern Corp.	$4,597,322
		Total Road & Rail	$4,597,322
		Semiconductors & Semiconductor
		Equipment — 3.8%
285,183		Analog Devices, Inc.	$44,437,215
159,989		QUALCOMM, Inc.	21,788,902
		Total Semiconductors & Semiconductor
		Equipment	$66,226,117
		Software — 17.9%
85,376(a	)	Adobe, Inc.	$39,244,786
168,638(a	)	Autodesk, Inc.	46,544,088
105,400(a	)	Guidewire Software, Inc.	11,698,346
117,814		Intuit, Inc.	45,963,954
322,315		Microsoft Corp.	74,899,560
628,539		Oracle Corp.	40,547,051
188,045(a	)	Salesforce.com, Inc.	40,711,742
107,485(a	)	Zendesk, Inc.	15,707,858
		Total Software	$315,317,385
		Specialty Retail — 4.8%
26,758(a	)	O’Reilly Automotive, Inc.	$11,969,656
906,700		TJX Cos., Inc.	59,833,133
38,137(a	)	Ulta Beauty, Inc.	12,292,699
		Total Specialty Retail	$84,095,488
		Technology Hardware, Storage & Peripherals — 0.3%
37,188		Apple, Inc.	$4,509,417
		Total Technology Hardware, Storage & Peripherals	$4,509,417

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 19

Schedule of Investments | 2/28/21
(unaudited) (continued)
Shares		Value
	Textiles, Apparel & Luxury Goods — 0.5%
118,518	VF Corp.	$9,378,329
	Total Textiles, Apparel & Luxury Goods	$9,378,329
	TOTAL COMMON STOCKS
	(Cost $1,423,101,832)	$1,686,974,593
	TOTAL INVESTMENTS IN UNAFFILIATED
	ISSUERS — 95.7%
	(Cost $1,423,101,832)	$1,686,974,593
	OTHER ASSETS AND LIABILITIES — 4.3%	$75,517,547
	NET ASSETS — 100.0%	$1,762,492,140
REIT	Real Estate Investment Trust.
(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2021, aggregated $970,221,262 and $1,098,196,758, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2021, the Fund did not engage in any cross trade activity.
At February 28, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,425,376,290 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$272,578,490
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(10,980,187)
Net unrealized appreciation	$261,598,303

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

The following is a summary of the inputs used as of February 28, 2021, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
All Other Common Stocks	$1,686,974,593	$ —	$ —	$1,686,974,593
Total Investments in Securities	$1,686,974,593	$ —	$ —	$1,686,974,593

During the six months ended February 28, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 21

Statement of Assets and Liabilities | 2/28/21
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,423,101,832)	$1,686,974,593
Cash	65,663,624
Receivables —
Investment securities sold	110,295,670
Fund shares sold	277,324
Dividends	1,605,731
Other assets	42,551
Total assets	$1,864,859,493
LIABILITIES:
Payables —
Investment securities purchased	$100,902,293
Fund shares repurchased	871,594
Trustees’ fees	12,870
Due to affiliates	200,166
Accrued expenses	380,430
Total liabilities	$102,367,353
NET ASSETS:
Paid-in capital	$1,349,906,940
Distributable earnings	412,585,200
Net assets	$1,762,492,140
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,689,644,065/91,337,763 shares)	$18.50
Class C (based on $11,338,784/776,367 shares)	$14.60
Class Y (based on $61,509,291/3,195,024 shares)	$19.25
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $18.50 net asset value per share/100%-5.75%
maximum sales charge)	$19.63

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/28/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$8,993,867
Interest from unaffiliated issuers	86,828
Total investment income		$9,080,695
EXPENSES:
Management fees	$5,324,038
Administrative expense	335,194
Transfer agent fees
Class A	466,787
Class C	6,297
Class Y	35,920
Distribution fees
Class A	2,027,274
Class C	60,659
Shareowner communications expense	196,963
Custodian fees	12,465
Registration fees	25,702
Professional fees	46,877
Printing expense	16,751
Pricing fees	16
Trustees’ fees	39,544
Insurance expense	1,565
Miscellaneous	61,044
Total expenses		$8,657,096
Net investment income		$423,599
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$331,725,615
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(177,830,105)
Net realized and unrealized gain (loss) on investments		$153,895,510
Net increase in net assets resulting from operations		$154,319,109

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 23

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	2/28/21	Ended
	(unaudited)	8/31/20
FROM OPERATIONS:
Net investment income (loss)	$423,599	$476,534
Net realized gain (loss) on investments	331,725,615	218,618,013
Change in net unrealized appreciation (depreciation)
on investments	(177,830,105)	220,884,895
Net increase in net assets resulting from operations	$154,319,109	$439,979,442
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($5.07 and $0.92 per share, respectively)	$(368,162,808)	$(66,884,688)
Class C ($5.07 and $0.89 per share, respectively)	(3,428,872)	(716,445)
Class Y ($5.07 and $0.96 per share, respectively)	(12,777,635)	(2,466,326)
Total distributions to shareowners	$(384,369,315)	$(70,067,459)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$37,405,700	$58,441,183
Reinvestment of distributions	379,818,323	69,328,736
Cost of shares repurchased	(91,518,734)	(143,290,148)
Net increase (decrease) in net assets resulting from
Fund share transactions	$325,705,289	$(15,520,229)
Net increase in net assets	$95,655,083	$354,391,754
NET ASSETS:
Beginning of period	$1,666,837,057	$1,312,445,303
End of period	$1,762,492,140	$1,666,837,057

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

	Six Months	Six Months
	Ended	Ended	Year	Year
	2/28/21	2/28/21	Ended	Ended
	Shares	Amount	8/31/20	8/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	1,516,312	$29,552,273	2,648,736	$46,757,463
Reinvestment of distributions	20,450,833	364,638,412	3,843,595	66,295,536
Less shares repurchased	(4,154,599)	(80,841,373)	(7,138,146)	(126,098,347)
Net increase/(decrease)	17,812,546	$313,349,312	(645,815)	$(13,045,348)
Class C
Shares sold	76,914	$1,200,012	152,245	$2,236,248
Reinvestment of distributions	242,019	3,414,900	48,943	710,659
Less shares repurchased	(258,183)	(3,943,706)	(306,147)	(4,561,992)
Net increase/(decrease)	60,750	$671,206	(104,959)	$(1,615,085)
Class Y
Shares sold	331,688	$6,653,415	513,696	$9,447,472
Reinvestment of distributions	634,232	11,765,011	130,405	2,322,541
Less shares repurchased	(332,332)	(6,733,655)	(690,851)	(12,629,809)
Net increase/(decrease)	633,588	$11,684,771	(46,750)	$(859,796)

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 25

Financial Highlights
	Six Months
	Ended		Year	Year	Year	Year	Year
	2/28/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class A
Net asset value, beginning of period	$21.71		$16.92	$19.74	$18.99	$17.53	$17.34
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.00	(b)	$0.01	$0.02	$0.00 (b)	$0.05	$0.06
Net realized and unrealized gain (loss) on investments	1.86		5.70	0.85	3.09	2.80	1.18
Net increase (decrease) from investment operations	$1.86		$5.71	$0.87	$3.09	$2.85	$1.24
Distributions to shareowners:
Net investment income	$0.00	(b)	$(0.03)	$(0.00) (b)	$(0.03)	$(0.04)	$(0.05)
Net realized gain	(5.07)		(0.89)	(3.69)	(2.31)	(1.35)	(1.00)
Total distributions	$(5.07)		$(0.92)	$(3.69)	$(2.34)	$(1.39)	$(1.05)
Net increase (decrease) in net asset value	$(3.21)		$4.79	$(2.82)	$0.75	$1.46	$0.19
Net asset value, end of period	$18.50		$21.71	$16.92	$19.74	$18.99	$17.53
Total return (c)	9.43	%(d)	35.17%	6.84%	17.54%	17.64%	7.18%
Ratio of net expenses to average net assets	1.02	%(e)	1.05%	1.07%	1.05%	1.10%	1.13%
Ratio of net investment income (loss) to average net assets	0.05	%(e)	0.03%	0.15%	0.02%	0.26%	0.38%
Portfolio turnover rate	58	%(d)	101%	111%	98%	76%	118%
Net assets, end of period (in thousands)	$1,689,644		$1,596,477	$1,255,198	$1,233,268	$1,108,910	$993,736
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

	Six Months
	Ended		Year	Year		Year	Year	Year
	2/28/21		Ended	Ended		Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19		8/31/18	8/31/17	8/31/16*
Class C
Net asset value, beginning of period	$18.22		$14.42	$17.51		$17.19	$16.08	$16.07
Increase (decrease) from investment operations: (a)
Net investment income (loss) (b)	$(0.06)		$(0.11)	$(0.09)		$(0.13)	$(0.09)	$(0.08)
Net realized and unrealized gain (loss) on investments	1.51		4.80	0.69		2.76	2.55	1.09
Net increase (decrease) from investment operations	$1.45		$4.69	$0.60		$2.63	$2.46	$1.01
Distributions to shareowners:
Net realized gain	(5.07)		(0.89)	(3.69)		(2.31)	(1.35)	(1.00)
Total distributions	$(5.07)		$(0.89)	$(3.69)		$(2.31)	$(1.35)	$(1.00)
Net increase (decrease) in net asset value	$(3.62)		$3.80	$(3.09)		$0.32	$1.11	$0.01
Net asset value, end of period	$14.60		$18.22	$14.42		$17.51	$17.19	$16.08
Total return (c)	8.91	%(d)	34.12%	6.04	%(e)	16.61%	16.68%	6.26%
Ratio of net expenses to average net assets	1.84	%(f)	1.83%	1.87%		1.87%	1.94%	1.98%
Ratio of net investment income (loss) to average net assets	(0.76	)%(f)	(0.75)%	(0.65)%		(0.79)%	(0.58)%	(0.48)%
Portfolio turnover rate	58	%(d)	101%	111%		98%	76%	118%
Net assets, end of period (in thousands)	$11,339		$13,036	$11,832		$23,754	$22,201	$20,776
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales were taken into account.

(d)	Not annualized.
(e)	If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2019, the total return would have been 5.97%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 27

Financial Highlights (continued)

	Six Months
	Ended		Year	Year		Year	Year	Year
	2/28/21		Ended	Ended		Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19		8/31/18	8/31/17	8/31/16*
Class Y
Net asset value, beginning of period	$22.38		$17.41	$20.19		$19.38	$17.86	$17.66
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.03		$0.05	$0.07		$0.04	$0.09	$0.11
Net realized and unrealized gain (loss) on investments	1.91		5.88	0.87		3.15	2.87	1.20
Net increase (decrease) from investment operations	$1.94		$5.93	$0.94		$3.19	$2.96	$1.31
Distributions to shareowners:
Net investment income	$0.00	(b)	$(0.07)	$(0.03)		$(0.07)	$(0.09)	$(0.11)
Net realized gain	(5.07)		(0.89)	(3.69)		(2.31)	(1.35)	(1.00)
Total distributions	$(5.07)		$(0.96)	$(3.72)		$(2.38)	$(1.44)	$(1.11)
Net increase (decrease) in net asset value	$(3.13)		$4.97	$(2.78)		$0.81	$1.52	$0.20
Net asset value, end of period	$19.25		$22.38	$17.41		$20.19	$19.38	$17.86
Total return (c)	9.51	%(d)	35.51%	7.09	%(e)	17.72%	17.94%	7.46	%(f)
Ratio of net expenses to average net assets	0.82	%(g)	0.81%	0.83%		0.87%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	0.25	%(g)	0.28%	0.39%		0.20%	0.50%	0.65%
Portfolio turnover rate	58	%(d)	101%	111%		98%	76%	118%
Net assets, end of period (in thousands)	$61,509		$57,324	$45,416		$50,090	$45,553	$42,721
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)	Not annualized.
(e)	If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2019, the total return would have been 7.03%.
(f)	If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2016, the total return would have been 7.40%.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

Notes to Financial Statements | 2/28/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Disciplined Growth Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust XII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K and Class R shares had not commenced operations as of February 28, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 29

December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended February 28, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked

30 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At February 28, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 31

B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

32 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$6,140,658
Long-term capital gain	63,926,801
Total	$70,067,459

The following shows the components of distributable earnings (losses) on a federal income tax-basis at August 31, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$30,845,321
Undistributed long term capital gain	172,361,677
Net unrealized appreciation	439,428,408
Total	$642,635,406

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
D. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $21,443 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2021.
E. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 33

F. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner

34 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate equal to 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $4 billion of the Fund’s average daily net assets and 0.55% of the Fund’s average daily net assets over $5 billion. For the six months ended February 28, 2021, the effective management fee was equal to 0.63% (annualized) of the Fund’s average daily net assets.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 35

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $140,032 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended February 28, 2021, the Fund paid $39,544 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At February 28, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $12,870.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$193,994
Class C	2,334
Class Y	635
Total	$196,963

4. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets

36 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $60,134 in distribution fees payable to the Distributor at February 28, 2021.
In addition, Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 6 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2021, CDSCs in the amount of $1,062 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million.
Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee in the amount of 0.30% of the daily unused portion of each lenders commitment is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2021, the Fund had no borrowings under the credit facility.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 37

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc.1 (“APAM”) serves as the investment adviser to Pioneer Disciplined Growth Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc.2 (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
[1]	Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).
[2]
Effective January 1, 2021, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”) merged with and into Amundi US. After the Merger, the investment advisory services previously provided by APIAM are now provided through Amundi US.

38 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 39

performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services

40 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 41

investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

42 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21 43

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44 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19111-15-0421

Pioneer MAP - High
Income Municipal Fund
Semiannual Report | February 28, 2021
Ticker Symbol: HIMUX
Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292.
If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 1

President’s Letter

Dear Shareholders,
The first quarter of 2021 has brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, despite a few problematic “hot spots” in some states, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in the first few months of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we’ve witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
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Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
April 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 3

Portfolio Management Discussion | 2/28/21
In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer MAP - High Income Municipal Fund during the abbreviated reporting period ended February 28, 2021. Mr. Chirunga, Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US.
Q  How did the Fund perform during the abbreviated reporting period ended February 28, 2021?
A   Pioneer MAP - High Income Municipal Fund returned 1.00% at net asset value during the period from December 21, 2020 (commencement of operations) to February 28, 2021, while the Fund’s benchmark, the Bloomberg Barclays US Municipal High Yield Bond Index, returned 1.26%.
Q   How would you describe the investment environment for municipal bonds during the abbreviated reporting period ended February 28, 2021?
A   The high-yield municipal market, as measured by the Fund’s benchmark, the Bloomberg Barclays US Municipal High Yield Bond Index, finished in positive territory for the abbreviated reporting period ended February 28, 2021. High-yield municipal bonds benefited during the period from the favorable combination of low new-issue supply and strong investor demand. By comparison, the broader investment-grade municipal bond market, as gauged by the Bloomberg Barclays Municipal Bond Index, returned -0.36% from December 2020 through February 2021. The investment-grade portion of the market has typically been more sensitive to rising yields, which proved to be a headwind over the reporting period, given a pronounced weakness in US Treasuries. In contrast, high-yield municipals have tended to be less affected by rising yields, due to their higher coupons and larger spreads over US Treasuries. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
After starting off the period with solid results, the Fund’s benchmark, the Bloomberg Barclays US Municipal High Yield Bond Index, returned -1.05% during February, but for the full period, the benchmark still generated a positive return of 1.26%, due to strong performance at the
4 Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21

end of 2020 as well as in January 2021. During February, negative performance in the special-tax and high-yield tobacco sectors drove down returns for the high-yield municipal segment.
Q   Which of your investment decisions drove the Fund’s performance during the abbreviated reporting period ended February 28, 2021?
A   During the period, we made no significant changes to the Fund’s sector weightings, as we maintained a strong balance between holdings in tobacco bonds and the charter school sector, as well as allocations to a diverse range of other municipal sectors.
The portfolio’s tactical positioning within investment-grade municipal bonds, which have underperformed high-yield municipal bonds so far this year, was the primary detractor from the Fund’s benchmark-relative returns during the abbreviated reporting period. Demand for municipal bonds has increased, and has outpaced supply. As a result, the valuations and, at times, the underlying fundamentals of high-yield municipal bond new-issues have not been favorable for the Fund’s shareholders; therefore, we have opted to utilize high-quality and more liquid investment-grade municipal bonds as a tactical alternative. The Fund’s exposures to AAA-rated bonds underperformed the most. However, we believe it is prudent to maintain the Fund’s investment-grade allocations as we continue to sift through the new-deal market as well as offerings in the secondary market, due in part to our general concerns about credit quality and the relative value of many new issues.
The Fund’s overweight to non-rated municipal bonds aided benchmark-relative performance for the period. Generally consisting of smaller issues, non-rated municipal bonds have typically required a high level of credit analysis, which we believe may result in positive income and total return benefits for the Fund. Puerto Rico holdings, which were strong performers during February, contributed positively to the Fund’s returns for the period overall. Puerto Rico issues have been benefiting from their high levels of liquidity in the municipal bond market.
Q   Did the Fund have any exposure to derivative securities during the abbreviated reporting period ended February 28, 2021?
A   No, the Fund had no material exposure to derivatives during the reporting period.
Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 5

Q   What is your investment outlook?
A   Because of an apparent lack of any resurgence in US inflation, as well as the frequently repeated pronouncements from the US Federal Reserve (Fed) that it will continue to hold the federal funds target range at or near zero for the next several years, we are optimistic regarding the path of interest rates going forward. Additionally, in light of the continued low default rate for the municipal bond asset class and a favorable supply/demand environment, given ample but reasonable supply and persistently strong demand from various categories of investors, we believe that the prospects for the tax-exempt bond market are favorable.
While spikes in yields may cause outflows from municipal bond mutual funds, we believe those conditions may be short lived, since many municipal bond investors have been allocating resources to cash and to short-term positions in anticipation of market disruptions. Lastly, given the enormous and continuing need for federal economic assistance of all sorts in order to cope with the effects of the COVID-19 situation, the US government may be forced to deal with its rising debt levels in part by raising taxes, particularly on wealthier taxpayers, which could further increase demand for municipal bonds. With regard to managing the Fund, we have continued to see investment opportunities created by large investors having to sell strong credit bonds out of their portfolios to meet liquidity needs and redemption requests. As the high-yield municipal market has typically consisted of much smaller issuance than the investment-grade municipal universe, many issues are tightly held and relatively illiquid. Given the need for liquidity in the market arising from the pandemic-related volatility last year, we have been fortunate to be able to purchase additional bonds of deals with which we had familiarity, and that we truly never thought we would see become available again. That scenario has played out especially within the charter school and affordable care sectors.
We believe there are large high-yield issuers that may exhibit weakness in the near future. While we have avoided investing the Fund in many of the large venture-capital type issues that have come to the market, we might look to take advantage of any dislocations that may arise within the high-yield municipal market should those issuers exhibit stress in their coupon paying abilities.
We have retained the Fund’s temporary position in investment-grade municipal bonds, as we have continued to seek attractive high-yield opportunities that meet our strict fundamental and relative-value objectives. The investment-grade bonds have provided liquidity to meet
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redemption requests and to fund new purchases over the past few months, while also allowing us to maintain the portfolio’s core holdings in high-yield issues.
Even though Puerto Rico’s bonds aided the Fund’s performance during the abbreviated reporting period, we anticipate keeping the portfolio underweight to the Commonwealth’s issues, as we have had ongoing concerns about its debt, given the effects the COVID-19 pandemic has had on international tourism, an industry upon which the local economy has been heavily reliant. Puerto Rico’s bonds represented roughly 13% of the benchmark as of period-end, while the Fund’s allocation was approximately 3% of invested assets.
Overall, we believe municipal bonds could continue to benefit from their potential ability to offer attractive after-tax income relative to taxable bonds and other investment alternatives.
Please refer to the Schedule of Investments on pages 29–45 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 7

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
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Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 9

10 Largest Holdings(a)
(As a percentage of total investments)*
1.	Buckeye Tobacco Settlement Financing Authority, 5.0%, 6/1/55	3.37%
2.	Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/47	2.48
3.	Arkansas Development Finance Authority, Big River Steel Project,
	4.5%, 9/1/49 (144A)	1.95
4.	Commonwealth of Puerto Rico, 8.0%, 7/1/35	1.84
5.	Northern Tobacco Securitization Corp., 5.0%, 6/1/46	1.84
6.	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.0%, 7/1/58	1.81
7.	Golden State Tobacco Securitization Corp., 5.0%, 6/1/47	1.78
8.	Metropolitan Pier & Exposition Authority, 5.0%, 6/15/50	1.63
9.	Metropolitan Pier & Exposition Authority, Mccormick Place Expansion,
	5.0%, 6/15/57	1.48
10.	City of Hammond, Custodial Receipts Cabelas Project, 7.5%, 2/1/29 (144A)	1.40

(a)
The Fund invests as a feeder fund in Pioneer High Income Municipal Portfolio (the “Portfolio”), and owns a pro rata interest in the Portfolio’s net assets. Portfolio Diversification, State Distribution and Ten Largest Holdings at February 28, 2021 are based on the holdings of the Portfolio. For more complete details about the Portfolio’s investment portfolio, see page 29.

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

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Prices and Distributions | 2/28/21

Net Asset Value per Share

2/28/21
Net Asset Value per Share	10.03

Distributions per Share

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
12/21/20-2/28/21*	$0.0722	$ —	$ —

* The Fund commenced operations on December 21, 2020.

Index Definitions
The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $10,000 Investment” charts shown on page 12.
Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 11

Performance Update | 2/28/21

Investment Returns
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer MAP - High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2021)

Bloomberg
	Net	Barclays U.S.
	Asset	Municipal
	Value	High Yield
Period	(NAV)	Bond Index

Life-of-Fund
(12/21/20)	1.00%	1.26%

Expense Ratio
(Per prospectus dated December 18, 2020)

Gross	Net

0.32%	0.00%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022 for Pioneer MAP - High Income Municipal Fund. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund
Based on actual returns from December 21, 2020 through February 28, 2021.
Share Class	A
Beginning Account	$1,000.00
Value on 12/21/20
Ending Account Value	$1,010.00
(after expenses)
on 2/28/21
Expenses Paid	$0.00
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 69/365 (to reflect the partial year period).
Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 13

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from December 21, 2020 through February 28, 2021.
Share Class	A
Beginning Account	$1,000.00
Value on 12/21/20
Ending Account Value	$1,009.59
(after expenses)
on 2/28/21
Expenses Paid	$0.00
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 69/365 (to reflect the partial year period).
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Statement of Assets and Liabilities | 2/28/21
(unaudited)
ASSETS:
Investments in Pioneer High Income Municipal Portfolio,
at value (cost $10,094)	$10,101
Total assets	$10,101
LIABILITIES:
Payables —
Distributions	$3
Total liabilities	$3
NET ASSETS:
Paid-in capital	$10,069
Distributable earnings	29
Net assets	$10,098
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Based on $10,098/1,007 shares	$10.03

The accompanying notes are an integral part of these financial statements.
Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 15

Statement of Operations (unaudited)
FOR THE PERIOD ENDED 2/28/21*

INVESTMENT INCOME:
Income allocated from Pioneer High Income Portfolio:
Interest	$87
Total investment income		$87
EXPENSES:
Administrative expense	$2,836
Registration fees	34,975
Professional fees	53,004
Printing expense	2,350
Total Expenses		$93,165
Less fees waived and expenses reimbursed by the Adviser		(93,165)
Net expenses		$—
Net investment income		$87
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) allocated from Pioneer High Income Municipal Portfolio:
Investments		$7
Change in net unrealized appreciation (depreciation) allocated from
Pioneer High Income Municipal Portfolio:
Investments		$7
Net realized and unrealized gain (loss) on investments		$14
Net increase in net assets resulting from operations		$101
* For the period from December 21, 2020 (commencement of operations) to February 28, 2021.

The accompanying notes are an integral part of these financial statements.
16 Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21

Statements of Changes in Net Assets
(unaudited)

Period
Ended
2/28/21*

FROM OPERATIONS:
Net investment income (loss)	$87
Net realized gain (loss)	7
Change in net unrealized appreciation (depreciation)	7
Net increase in net assets resulting from operations	$101
DISTRIBUTIONS TO SHAREOWNERS:
($0.07 per share)	$(72)
Total distributions to shareowners	$(72)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$10,010
Reinvestment of distributions	59
Net increase in net assets resulting from Fund share transactions	$10,069
Net increase in net assets	$10,098
NET ASSETS:
Beginning of period	$—
End of period	$10,098
* For the period from December 21, 2020 (commencement of operations) to February 28, 2021.

	Six Months	Six Months
	Ended	Ended
	2/28/21	2/28/21
	Shares	Amounts
	(unaudited)*	(unaudited)*
Shares sold	1,001	$10,010
Reinvestment of distributions	6	$59
Net increase	1,007	$10,069
* For the period from December 21, 2020 (commencement of operations) to February 28, 2021.

The accompanying notes are an integral part of these financial statements.
Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 17

Financial Highlights (unaudited)

	Period
	Ended
	2/28/21*
Net asset value, beginning of period	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.09
Net realized and unrealized gain (loss) on investments	0.01
Net increase (decrease) from investment operations	$0.10
Distributions to shareowners:
Net investment income	$(0.07)
Total distributions	$(0.07)
Net increase (decrease) in net asset value	$0.03
Net asset value, end of period	$10.03
Total return (b)	1.00	%(c)
Ratio of net expenses to average net assets	0.00	%(d)(f)
Ratio of net investment income (loss) to average net assets	4.62	%(d)
Portfolio turnover rate	4	%(e)
Net assets, end of period (in thousands)	$10
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	4,947	%(d)(f)
Net investment income (loss) to average net assets	(4,942	)%(d)

*	For the period from December 21, 2020 (commencement of operations) to February 28, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
(e)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(f)	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
The accompanying notes are an integral part of these financial statements.
18 Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21

Notes to Financial Statements | 2/28/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer MAP - High Income Municipal Fund (the “Fund”) is one of two portfolios comprising Pioneer Series XII Trust (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation. The Fund commenced operations on December 21, 2020.
The Fund invests all of its investable assets as a feeder fund in Pioneer High Income Municipal Portfolio (the “Portfolio”), a portfolio of Pioneer Core Trust I, that has the same investment objective and policies as the Fund. The financial statements of the Portfolio, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. At February 28, 2021, the Fund owned approximately 0.001% of the Portfolio.
The Fund offers a single class of shares. The Fund’s shares are offered through Amundi Distributor US, Inc. (the “Placement Agent”). Shares are offered at the Fund’s current net asset value (“NAV”) per share. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the investment adviser of the Fund and the Portfolio (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s placement agent (the “Placement Agent”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”), which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair
Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 19

value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended January 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio and is categorized as Level 1. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio’s financial statements included elsewhere in this report. Disclosure about the classification of fair value measurements is presented in a tabular format, following the Portfolio’s Schedule of Investments.
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B.   Investment Income and Transactions
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date.
The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.
C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of February 28, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
D.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 21

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share
22 Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21

purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2.   Management Agreement
The Fund does not pay the Adviser a fee for managing the Fund.
3.   Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the period from December 21, 2020 (commencement of operations) through February 28, 2021, the Fund did not pay Trustees’ compensation.
Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 23

4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively.
24 Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc.1 (“APAM”) serves as the investment adviser to Pioneer MAP - High Income Municipal Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. Based on their evaluation of the information provided by APAM, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment management agreement for the Fund. In approving the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that would be provided by APAM to the Fund under the investment management agreement. The Trustees reviewed APAM’s investment approach for the Fund and its research process, and considered the resources of APAM and the personnel of APAM who would provide investment management services to the Fund. The Trustees also considered that, as administrator, APAM would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered the quality of such services provided by APAM to the other Pioneer Funds. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that APAM would provide to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
The Trustees did not consider the Fund’s performance in approving the investment management agreement because the Fund was newly-offered and did not have a performance history.
Management Fee and Expenses
The Trustees considered that the Fund would not pay a management fee. The Trustees considered that the Fund would be a feeder fund in a master-feeder structure in which the Fund would invest substantially all of its assets in a master fund that has the same investment objective and policies as the Fund. The Trustees considered that the Fund would bear its pro rata
[1]	Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).
Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 25

portion of the master fund’s expenses. The Trustees also considered that shareholders in the Fund would be participants in a separately managed account program and would pay fees to APAM or an affiliate for management of the separately managed account, and that a portion of those fees would represent an imputed management fee for assets invested in the Fund. The Trustees concluded that the proposed fee and expense structure for the Fund was reasonable in relation to the nature and quality of services to be provided by APAM.
Profitability
The Trustees did not consider APAM’s profitability with respect to the management of the Fund in approving the investment management agreement because the Fund was newly-offered and profitability information was not available.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.
Other Benefits
The Trustees considered the other potential benefits to APAM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment management agreement, for services that would be provided by APAM and its affiliates, and the revenues and profitability of APAM’s businesses other than the fund business. The Trustees considered that APAM is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the
26 Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21

services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Funds were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment management agreement.
Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21 27

(The following financial statements of the Pioneer High Income Municipal Portfolio should be read in conjunction with the Fund’s financial statements.)
28 Pioneer MAP - High Income Municipal Fund | Semiannual Report | 2/28/21

Schedule of Investments | 2/28/21
(unaudited)

Pioneer High Income Municipal Portfolio

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 95.6%
DEBTORS IN POSSESSION FINANCING — 1.2%
of Net Assets#
Entertainment — 0.3%
5,000,000	Enterprise Development Authority, 12.0%,
	7/15/24 (144A)	$ 5,645,000
	Total Entertainment	$ 5,645,000
Iron & Steel — 0.9%
11,000,000	United States Steel Corp., 6.25%, 3/15/26	$ 10,563,850
7,500,000	United States Steel Corp., 6.65%, 6/1/37	6,937,500
	Total Iron & Steel	$ 17,501,350
TOTAL DEBTORS IN POSSESSION FINANCING
	(Cost $23,455,601)	$ 23,146,350
MUNICIPAL BONDS — 94.4% of Net Assets(a)
Alabama — 1.4%
2,500,000	Hoover Industrial Development Board, 5.75%, 10/1/49	$ 2,740,450
3,500,000	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 4.5%, 5/1/32 (144A)	3,831,345
17,500,000	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 5.25%, 5/1/44 (144A)	19,403,125
	Total Alabama	$ 25,974,920
Alaska — 2.0%
5,420,000	Northern Tobacco Securitization Corp., 5.0%, 6/1/32	$ 5,434,255
32,735,000	Northern Tobacco Securitization Corp., 5.0%, 6/1/46	32,861,357
	Total Alaska	$ 38,295,612
Arizona — 1.8%
1,675,000	Arizona Industrial Development Authority, Doral
Academy Nevada Fire Mesa, Series A, 5.0%,
	7/15/49 (144A)	$ 1,865,699
9,400,000	City of Phoenix, AZ, Industrial Development Authority,
Deer Valley Veterans Assisted Living Project,
	5.125%, 7/1/36	9,477,456
12,865,000	City of Phoenix, Industrial Development Authority,
3rd & Indian School Assisted Living Project,
	5.4%, 10/1/36	13,263,429
1,000,000	Industrial Development Authority of the County of
	Pima, Facility Desert Heights Charter, 7.0%, 5/1/34	1,099,400
3,000,000	Industrial Development Authority of the County of
	Pima, Facility Desert Heights Charter, 7.25%, 5/1/44	3,289,440
1,700,000	Tempe Industrial Development Authority, 6.125%,
	10/1/47 (144A)	1,746,512
2,400,000	Tempe Industrial Development Authority, 6.125%,
	10/1/52 (144A)	2,459,040
	Total Arizona	$ 33,200,976

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 29

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Arkansas — 1.9%
32,265,000	Arkansas Development Finance Authority, Big River
	Steel Project, 4.5%, 9/1/49 (144A)	$ 34,906,536
	Total Arkansas	$ 34,906,536
	California — 11.2%
12,025,000	California Educational Facilities Authority,
	5.0%, 5/1/45	$ 17,488,438
4,495,000	California Educational Facilities Authority, Stanford
	University, Series U-7, 5.0%, 6/1/46	6,567,779
11,020,000	California Educational Facilities Authority, Stanford
	University, Series V-1, 5.0%, 5/1/49	16,557,550
2,910,000	California Municipal Finance Authority, 4.75%,
	12/1/31 (144A)	2,973,875
185,000	California Municipal Finance Authority, 5.0%,
	12/1/36 (144A)	208,896
2,000,000	California Municipal Finance Authority, 5.0%,
	12/1/46 (144A)	2,183,000
2,000,000	California Municipal Finance Authority, 5.0%,
	11/1/49 (144A)	2,183,780
2,000,000	California Municipal Finance Authority, 5.0%,
	12/1/54 (144A)	2,173,000
6,115,000	California Municipal Finance Authority, 5.25%,
	12/1/36 (144A)	6,246,228
4,530,000	California Municipal Finance Authority, 5.5%,
	12/1/39 (144A)	4,588,120
1,600,000	California Municipal Finance Authority, 5.5%,
	11/1/45 (144A)	1,874,992
1,550,000	California Municipal Finance Authority, John Adams
	Academics Project, 5.25%, 10/1/45	1,621,114
250,000	California Municipal Finance Authority, John Adams
	Academics Project, Series A, 5.0%, 10/1/35	260,640
500,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.125%, 7/1/35 (144A)	543,695
1,575,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.375%, 7/1/45 (144A)	1,703,882
6,300,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, Series A, 6.0%, 7/1/42	6,557,418
2,900,000(b)	California School Finance Authority, Classical
	Academies Project, Series A, 7.375%, 10/1/43	3,211,083
830,000	California School Finance Authority, School View
	Park Elementary & Middle School, Series A,
	5.625%, 10/1/34	904,841
2,175,000	California School Finance Authority, School View
	Park Elementary & Middle School, Series A,
	5.875%, 10/1/44	2,376,296

The accompanying notes are an integral part of these financial statements.
30 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	California — (continued)
1,000,000	California School Finance Authority, School View
	Park Elementary & Middle School, Series A,
	6.0%, 10/1/49	$ 1,096,680
215,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 4.75%, 10/1/24	229,330
3,230,000	California School Finance Authority, View Park High
	School, Series A, 7.125%, 10/1/48 (144A)	3,593,956
1,875,000	California Statewide Communities Development
	Authority, 5.0%, 11/1/41 (144A)	2,207,363
1,560,000	California Statewide Communities Development
	Authority, Baptist University, Series A,
	6.125%, 11/1/33	1,777,870
4,030,000	California Statewide Communities Development
	Authority, Baptist University, Series A,
	6.375%, 11/1/43	4,571,672
1,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	Series A, 5.25%, 12/1/43 (144A)	1,182,960
13,095,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	Series A, 5.25%, 12/1/56 (144A)	14,781,636
10,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	Series A, 5.5%, 12/1/58 (144A)	11,695,100
700,000	City of Oroville CA, 5.25%, 4/1/34	806,995
4,730,000	City of Oroville CA, 5.25%, 4/1/39	5,424,932
8,415,000	City of Oroville CA, 5.25%, 4/1/49	9,514,925
13,200,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	14,823,204
30,830,000	Golden State Tobacco Securitization Corp.,
	5.0%, 6/1/47	31,890,244
11,815,000	Golden State Tobacco Securitization Corp.,
	5.25%, 6/1/47	12,280,038
9,825,000	Golden State Tobacco Securitization Corp.,
	Asset-Backed, Series A-2, 5.3%, 6/1/37	10,184,988
2,500,000(c)	Pittsburg Unified School District Financing Authority,
	Capital Appreciation General Obligation
	Pittsburg, 9/1/41 (AGM Insured)	1,472,075
1,925,000(c)	Pittsburg Unified School District Financing Authority,
	Capital Appreciation General Obligation
	Pittsburg, 9/1/42 (AGM Insured)	1,095,248
1,000,000	Tobacco Securitization Authority of Northern
	California, 4.0%, 6/1/49	1,149,720
	Total California	$ 210,003,563

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 31

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Colorado — 3.0%
4,535,000(d)	2000 Holly Metropolitan District, 5.0%, 12/1/50	$ 4,812,406
577,000(d)	2000 Holly Metropolitan District, 7.5%, 12/15/50	591,569
865,000(d)	Belleview Village Metropolitan District, 4.95%, 12/1/50	892,429
2,000,000(b)	Colorado Educational & Cultural Facilities Authority,
	Rocky Mountain Classical Academy Project,
	8.0%, 9/1/43	2,367,940
5,000,000(b)	Colorado Educational & Cultural Facilities Authority,
	Rocky Mountain Classical Academy Project,
	8.125%, 9/1/48	5,935,300
1,250,000(d)	Cottonwood Highlands Metropolitan District No. 1,
	Series A, 5.0%, 12/1/49	1,326,938
2,090,000(d)	Cottonwood Highlands Metropolitan District No. 1,
	Series B, 8.75%, 12/15/49	2,246,374
2,840,000(d)	Crystal Crossing Metropolitan District, 5.25%, 12/1/40	3,020,965
3,379,000	Dominion Water & Sanitation District, 6.0%, 12/1/46	3,538,421
3,550,000(d)	Green Valley Ranch East Metropolitan District No 6,
	5.875%, 12/1/50	3,830,734
7,635,000(d)	Larkridge Metropolitan District No. 2, 5.25%, 12/1/48	8,160,593
3,327,000(d)	Littleton Village Metropolitan District No. 2, 5.375%,
	12/1/45	3,430,237
1,125,000	Nine Mile Metropolitan District, 4.625%, 12/1/30	1,182,296
2,500,000	Nine Mile Metropolitan District, 5.125%, 12/1/40	2,676,850
1,000,000(d)	Ridgeline Vista Metropolitan District, 5.25%, 12/1/60	981,320
1,000,000(d)	Settler’s Crossing Metropolitan District No 1, 5.0%,
	12/1/40 (144A)	1,073,610
2,130,000(d)	Settler’s Crossing Metropolitan District No 1, 5.125%,
	12/1/50 (144A)	2,277,481
597,000(d)	Settler’s Crossing Metropolitan District No 1, 7.625%,
	12/15/50	629,423
1,875,000(d)	Village at Dry Creek Metropolitan District No 2, 4.375%,
	12/1/44	1,928,925
1,250,000(d)	Villas Metropolitan District, 5.125%, 12/1/48	1,326,225
1,240,000(d)	Willow Bend Metropolitan District, 5.0%, 12/1/39	1,328,028
1,460,000(d)	Willow Bend Metropolitan District, 5.0%, 12/1/49	1,552,549
755,000(d)	Willow Bend Metropolitan District, 7.625%, 12/15/49	793,573
	Total Colorado	$ 55,904,186
	District of Columbia — 0.7%
735,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	$ 754,397
10,000,000(d)	District of Columbia, Series A, 5.0%, 10/15/44	12,544,400
	Total District of Columbia	$ 13,298,797

The accompanying notes are an integral part of these financial statements.
32 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Florida — 0.2%
500,000	Capital Trust Agency, Inc., 5.0%, 7/1/43	$ 273,555
750,000	Capital Trust Agency, Inc., 5.0%, 7/1/53	415,800
500,000	Capital Trust Agency, Inc., 5.25%, 7/1/48	273,070
700,000	County of Lake FL, 5.0%, 1/15/39 (144A)	773,871
1,525,000	County of Lake FL, 5.0%, 1/15/49 (144A)	1,659,642
850,000	County of Lake FL, 5.0%, 1/15/54 (144A)	922,505
	Total Florida	$ 4,318,443
	Guam — 0.1%
1,100,000	Guam Economic Development & Commerce
	Authority, 5.625%, 6/1/47	$ 1,080,937
	Total Guam	$ 1,080,937
	Illinois — 14.0%
1,305,000(d)	Chicago Board of Education, 5.0%, 12/1/44	$ 1,455,780
4,275,000(d)	Chicago Board of Education, 5.0%, 12/1/46	4,768,677
15,000,000(d)	Chicago Board of Education, 5.0%, 12/1/46	16,926,750
35,000(d)	Chicago Board of Education, 5.25%, 12/1/41	35,633
5,000,000(d)	Chicago Board of Education, 5.5%, 12/1/31
	(AMBAC Insured)	6,374,400
1,650,000	Chicago Board of Education, 5.75%, 4/1/35	1,967,147
8,010,000	Chicago Board of Education, 6.0%, 4/1/46	9,433,778
6,500,000(d)	Chicago Board of Education, 6.138%, 12/1/39	7,723,560
5,000,000(d)	Chicago Board of Education, 6.519%, 12/1/40	6,187,950
2,415,000(d)	Chicago Board of Education Project, Series C,
	5.25%, 12/1/39	2,620,589
2,035,000(d)	Chicago Board of Education, Series A, 5.0%, 12/1/33	2,354,129
925,000(d)	Chicago Board of Education, Series A, 5.0%, 12/1/41	939,754
12,075,000(d)	Chicago Board of Education, Series A, 5.0%, 12/1/42	12,515,979
1,575,000(d)	Chicago Board of Education, Series A, 5.5%, 12/1/39	1,606,153
1,000,000(d)	Chicago Board of Education, Series A, 7.0%,
	12/1/46 (144A)	1,253,740
8,000,000(d)	Chicago Board of Education, Series B, 6.5%, 12/1/46	9,556,160
3,250,000(d)	Chicago Board of Education, Series D, 5.0%, 12/1/31	3,804,027
10,000,000(d)	City of Chicago IL, 5.0%, 1/1/28	11,948,500
3,435,000(d)	City of Chicago IL, 5.5%, 1/1/30	3,888,317
9,200,000(d)	City of Chicago IL, 5.5%, 1/1/35	10,971,736
17,000,000(d)	City of Chicago IL, 5.5%, 1/1/49	19,760,120
7,975,000(d)	City of Chicago IL, 6.0%, 1/1/38	9,411,058
4,000,000(d)	City of Chicago IL, 6.314%, 1/1/44	4,795,200
2,000,000(d)	City of Chicago, Series A, 5.0%, 1/1/44	2,272,600
4,495,000	City of Plano IL Special Service Area No 3 & No 4,
	4.0%, 3/1/35	4,737,685

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 33

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Illinois — (continued)
1,591,212(c)	Illinois Finance Authority, 11/15/52	$ 123,096
2,520,597(e)	Illinois Finance Authority, 4.0%, 11/15/52	2,562,187
4,050,000	Illinois Finance Authority, 6.0%, 11/15/36	4,002,575
865,000	Illinois Finance Authority, Norwegian American
	Hospital, Inc., 7.625%, 9/15/28	867,517
4,700,000	Illinois Finance Authority, Norwegian American
	Hospital, Inc., 7.75%, 9/15/38	4,802,648
10,000,000	Illinois State Toll Highway Authority, 5.0%, 1/1/45	12,402,800
5,000,000(c)	Metropolitan Pier & Exposition Authority, 12/15/56	1,460,700
10,000,000	Metropolitan Pier & Exposition Authority, 4.0%, 6/15/50	10,798,300
25,000,000	Metropolitan Pier & Exposition Authority, 5.0%, 6/15/50	29,169,750
23,000,000	Metropolitan Pier & Exposition Authority, Mccormick
	Place Expansion, 5.0%, 6/15/57	26,533,490
2,830,000	Metropolitan Pier & Exposition Authority, McCormick
	Place, Series B, 5.0%, 6/15/52 (ST APPROP Insured)	2,928,993
7,690,000(f)	Southwestern Illinois Development Authority,
	Comprehensive Mental Health Center, 6.625%, 6/1/37	5,306,100
1,415,000	Southwestern Illinois Development Authority, Village
	of Sauget Project, 5.625%, 11/1/26	1,344,278
1,225,000	Village of Matteson IL, 6.5%, 12/1/35	1,345,736
1,139,000	Village of Volo IL Special Service Area No 17,
	5.5%, 3/1/47	1,200,677
	Total Illinois	$ 262,158,269
	Indiana — 7.0%
2,745,000	City of Anderson IN, 5.375%, 1/1/40	$ 2,765,999
775,000	City of Evansville IN, 4.8%, 1/1/28	780,929
6,475,000	City of Evansville, Silver Birch Evansville Project,
	5.45%, 1/1/38	6,507,440
700,000	City of Fort Wayne IN, 5.125%, 1/1/32	710,073
4,665,000	City of Fort Wayne IN, 5.35%, 1/1/38	4,719,767
24,990,000	City of Hammond, Custodial Receipts Cabelas
	Project, 7.5%, 2/1/29 (144A)	25,073,716
1,275,000	City of Kokomo, IN, Silver Birch of Kokomo,
	5.75%, 1/1/34	1,332,095
7,825,000	City of Kokomo, IN, Silver Birch of Kokomo,
	5.875%, 1/1/37	8,206,704
1,230,000	City of Lafayette, IN, Glasswater Creek Lafayette
	Project, 5.6%, 1/1/33	1,269,545
6,000,000	City of Lafayette, IN, Glasswater Creek Lafayette
	Project, 5.8%, 1/1/37	6,172,140
1,000,000	City of Mishawaka IN, 5.1%, 1/1/32 (144A)	1,006,380
5,890,000	City of Mishawaka, Silver Birch Mishawaka Project,
	5.375%, 1/1/38 (144A)	5,904,548

The accompanying notes are an integral part of these financial statements.
34 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Indiana — (continued)
1,905,000	City of Muncie, IN, Silver Birch Muncie Project,
	5.05%, 1/1/31	$ 1,955,121
5,510,000	City of Muncie, IN, Silver Birch Muncie Project,
	5.25%, 1/1/37	5,614,690
4,560,000	City of Terre Haute IN, 5.35%, 1/1/38	4,595,978
4,000,000(b)	Hospital Authority of Vigo County, Union Hospital,
	Inc., 8.0%, 9/1/41	4,148,440
7,500,000	Indiana Finance Authority, 5.0%, 7/1/44	7,989,300
1,405,000	Indiana Finance Authority, 5.0%, 7/1/48	1,494,976
1,705,000	Indiana Finance Authority, 5.25%, 1/1/51	1,822,099
5,190,000	Indiana Finance Authority, Educational Facilities,
	5.125%, 7/1/37	5,459,724
330,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.375%, 7/1/47	360,244
1,940,000	Indiana Finance Authority, Sanders Glen Project,
	Series A, 4.25%, 7/1/43	1,788,641
1,920,000	Indiana Finance Authority, Sanders Glen Project,
	Series A, 4.5%, 7/1/53	1,764,960
11,985,000	Indiana Housing & Community Development Authority,
	5.0%, 1/1/39 (144A)	11,996,985
8,505,000	Indiana Housing & Community Development Authority,
	Evergreen Village Bloomington Project, 5.5%, 1/1/37	8,572,360
8,000,000	Town of Plainfield IN Multifamily Housing Revenue,
	5.375%, 9/1/38	8,076,240
	Total Indiana	$ 130,089,094
	Iowa — 1.4%
8,000,000	Iowa Finance Authority, 4.75%, 8/1/42	$ 8,243,440
2,500,000	Iowa Tobacco Settlement Authority, 5.375%, 6/1/38	2,500,250
4,255,000	Iowa Tobacco Settlement Authority, 5.6%, 6/1/34	4,255,425
6,385,000	Iowa Tobacco Settlement Authority, Asset Backed,
	Series C, 5.625%, 6/1/46	6,385,639
4,960,000	Iowa Tobacco Settlement Authority, Asset-Backed,
	Series C, 5.5%, 6/1/42	4,960,496
	Total Iowa	$ 26,345,250
	Kansas — 0.7%
400,000	Kansas Development Finance Authority,
	5.25%, 11/15/33	$ 403,264
11,215,000	Kansas Development Finance Authority,
	5.25%, 11/15/53	10,877,541
2,000,000	Kansas Development Finance Authority,
	5.5%, 11/15/38	2,035,900
	Total Kansas	$ 13,316,705

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 35

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Maryland — 0.3%
4,160,000	Maryland Economic Development Corp.,
	5.0%, 3/31/41	$ 4,585,651
915,000	Maryland Health & Higher Educational Facilities
	Authority, City Neighbors, Series A, 6.75%, 7/1/44	985,949
	Total Maryland	$ 5,571,600
	Massachusetts — 1.4%
11,500,000	Massachusetts Development Finance Agency,
	5.0%, 7/1/50	$ 17,641,115
4,500,000	Massachusetts Development Finance Agency, 5.125%,
	11/15/46 (144A)	4,846,995
765,000	Massachusetts Development Finance Agency,
	Adventcare Project, 7.625%, 10/15/37	382,500
2,000,000	Massachusetts Development Finance Agency,
	Adventcare Project, Series A, 6.75%, 10/15/37	1,460,000
1,250,000	Massachusetts Development Finance Agency,
	International Charter School, 5.0%, 4/15/40	1,361,163
917,706(c)	Massachusetts Development Finance Agency, Linden
	Ponds, Inc., Series B, 11/15/56	179,283
	Total Massachusetts	$ 25,871,056
	Michigan — 3.0%
8,565,000	David Ellis Academy-West, 5.25%, 6/1/45	$ 8,723,709
1,250,000	Flint Michigan Hospital Building Authority, Hurley
	Medical Center, Series A, 5.25%, 7/1/39	1,334,638
5,485,000	Flint Michigan International Academy, 5.75%, 10/1/37	5,494,160
60,000,000(c)	Michigan Finance Authority, 6/1/65	7,407,000
1,105,000	Michigan Finance Authority, 5.0%, 6/1/40	1,431,240
2,000,000	Michigan Finance Authority, 5.0%, 6/1/49	2,457,720
5,720,000	Michigan Finance Authority, 5.75%, 4/1/40	6,357,322
7,125,000(e)	Michigan Strategic Fund, Michigan Department
	Offices Lease Series B, 7.75%, 3/1/40	7,845,480
4,000,000(e)	Michigan Strategic Fund, Series B, 6.625%, 11/1/41	4,560,000
7,550,000	University of Michigan, 5.0%, 4/1/50	9,569,776
	Total Michigan	$ 55,181,045
	Minnesota — 1.9%
1,935,000	Bloomington Port Authority, Radisson Blu Mall of
	America, 9.0%, 12/1/35	$ 1,869,674
4,210,000	City of Bethel MN, 5.0%, 7/1/48	4,508,952
1,000,000	City of Bethel MN, 5.0%, 7/1/53	1,068,210
2,600,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.0%, 3/1/34	2,703,636
2,000,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.0%, 3/1/39	2,064,400
3,515,000	City of Deephaven MN, 5.0%, 7/1/55	3,845,972

The accompanying notes are an integral part of these financial statements.
36 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Minnesota — (continued)
400,000	City of Deephaven, MN, Eagle Ridge Academy Project,
	Series A, 5.25%, 7/1/37	$ 442,944
1,500,000	City of Deephaven, MN, Eagle Ridge Academy Project,
	Series A, 5.5%, 7/1/50	1,652,565
1,500,000	City of Rochester MN, 5.125%, 9/1/38	1,601,775
3,145,000	City of Rochester MN, 5.25%, 9/1/43	3,510,229
6,080,000	City of Rochester MN, 5.375%, 9/1/50	6,778,106
2,000,000	Housing & Redevelopment Authority of The City of
	St Paul Minnesota, Great River School Project, Series A,
	5.5%, 7/1/52 (144A)	2,181,840
1,415,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, Higher Ground Academy Project,
	Series A, 5.125%, 12/1/38	1,470,044
1,300,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, St. Paul City School Project,
	Series A, 5.0%, 7/1/36	1,362,413
	Total Minnesota	$ 35,060,760
	Missouri — 0.5%
4,700,000	Community Memorial Hospital District, 6.68%, 12/1/34	$ 4,709,541
400,000	Kansas City Industrial Development Authority,
	Series A, 4.25%, 4/1/26 (144A)	413,600
1,000,000	Kansas City Industrial Development Authority,
	Series A, 5.0%, 4/1/36 (144A)	1,044,560
2,300,000	Kansas City Industrial Development Authority,
	Series A, 5.0%, 4/1/46 (144A)	2,375,808
	Total Missouri	$ 8,543,509
	Nevada — 0.0%†
4,000,000(c)	City of Reno NV, 7/1/58 (144A)	$ 548,040
	Total Nevada	$ 548,040
	New Jersey — 2.7%
975,000	New Jersey Economic Development Authority, 4.7%,
	9/1/28 (144A)	$ 1,019,987
1,255,000	New Jersey Economic Development Authority,
	5.25%, 10/1/38 (144A)	1,365,653
565,000	New Jersey Economic Development Authority,
	5.375%, 9/1/33 (144A)	603,013
7,205,000	New Jersey Economic Development Authority,
	5.375%, 10/1/50 (144A)	7,795,162
1,140,000	New Jersey Economic Development Authority,
	5.625%, 9/1/38 (144A)	1,212,276
6,125,000	New Jersey Economic Development Authority,
	5.75%, 9/1/50 (144A)	6,434,680
1,215,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy, 5.25%,
	7/1/37 (144A)	1,287,560

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 37

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	New Jersey — (continued)
2,500,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy, 5.375%,
	7/1/47 (144A)	$ 2,648,675
4,500,000	New Jersey Health Care Facilities Financing Authority,
	St Peters University Hospital, 6.25%, 7/1/35	4,557,240
2,355,000	New Jersey Transportation Trust Fund Authority,
	3.0%, 6/15/50	2,413,922
18,605,000	Tobacco Settlement Financing Corp., Series B,
	5.0%, 6/1/46	22,014,924
	Total New Jersey	$ 51,353,092
	New Mexico — 1.2%
4,795,000	County of Otero, NM, Otero County Jail Project,
	9.0%, 4/1/23	$ 4,735,110
16,040,000(e)	County of Otero, NM, Otero County Jail Project,
	9.0%, 4/1/28	15,839,500
1,750,000	Lower Petroglyphs Public Improvement District,
	5.0%, 10/1/48	1,911,648
	Total New Mexico	$ 22,486,258
	New York — 11.8%
475,000	Buffalo & Erie County Industrial Land Development
	Corp., 5.0%, 10/1/28 (144A)	$ 533,235
4,150,000	Buffalo & Erie County Industrial Land Development
	Corp., 5.0%, 10/1/38 (144A)	4,550,682
10,000,000(f)	Erie County Industrial Development Agency, Galvstar
	LLC Project, Series A, 9.25%, 10/1/30	1,250,000
8,000,000(f)	Erie County Industrial Development Agency, Galvstar
	LLC Project, Series B, 9.25%, 10/1/30	1,890,000
1,795,000(f)	Erie County Industrial Development Agency, Galvstar
	LLC, Series C, 9.25%, 10/1/30	424,069
8,755,000	Erie Tobacco Asset Securitization Corp, 5.0%, 6/1/45	8,771,634
17,100,000(c)	Metropolitan Transportation Authority, 11/15/32	12,594,150
9,000,000(c)	Metropolitan Transportation Authority, 11/15/33	6,357,330
1,870,000	Metropolitan Transportation Authority, 5.0%, 11/15/25	2,185,544
2,000,000	Metropolitan Transportation Authority, 5.0%, 11/15/33	2,406,520
3,000,000	Metropolitan Transportation Authority, 5.0%, 11/15/43	3,585,420
4,395,000	Metropolitan Transportation Authority, 5.0%, 11/15/46	4,943,760
9,500,000	Metropolitan Transportation Authority, 5.0%, 11/15/48	11,278,115
5,850,000	Metropolitan Transportation Authority, 5.0%, 11/15/56	6,615,941
17,000,000	Metropolitan Transportation Authority, 5.25%, 11/15/55	20,557,080
4,845,000	Metropolitan Transportation Authority, 5.25%, 11/15/56	5,549,608
21,410,000	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series A-3, 5.0%, 6/1/35	21,626,883

The accompanying notes are an integral part of these financial statements.
38 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	New York — (continued)
4,740,000	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series A-3, 5.125%, 6/1/46	$ 4,788,016
605,000	New York Counties Tobacco Trust IV, 5.0%, 6/1/42	612,647
18,800,000	New York Counties Tobacco Trust IV, 6.25%,
	6/1/41 (144A)	20,305,504
13,120,000	New York Counties Tobacco Trust IV, Series A,
	5.0%, 6/1/45	13,285,837
51,600,000(c)	New York Counties Tobacco Trust V, Capital
	Appreciation Pass Through, Sub Series S-4A,
	6/1/60 (144A)	2,105,796
2,000,000	New York Counties Tobacco Trust VI, 5.0%, 6/1/45	2,119,100
4,000,000	New York Transportation Development Corp.,
	4.375%, 10/1/45	4,584,720
5,000,000	New York Transportation Development Corp.,
	5.0%, 10/1/40	6,065,150
3,210,000	Riverhead Industrial Development Agency,
	7.65%, 8/1/34	3,294,359
15,050,000	Suffolk Tobacco Asset Securitization Corp., Capital
	Appreciation, Series C, 6.625%, 6/1/44	15,698,204
9,030,000	Suffolk Tobacco Asset Securitization Corp., Series B,
	6.0%, 6/1/48	9,042,010
3,000,000	TSASC, Inc., 5.0%, 6/1/45	3,274,080
19,500,000	TSASC, Inc., 5.0%, 6/1/48	21,011,250
	Total New York	$ 221,306,644
	Ohio — 3.7%
53,500,000	Buckeye Tobacco Settlement Financing Authority,
	5.0%, 6/1/55	$ 60,187,500
715,000	Ohio Housing Finance Agency, 5.125%, 1/1/32 (144A)	719,312
4,775,000	Ohio Housing Finance Agency, Sanctuary Springboro
	Project, 5.45%, 1/1/38 (144A)	4,827,286
2,900,000	Southeastern Ohio Port Authority, Refunding And
	Improvement Memorial Health System, 6.0%, 12/1/42	3,002,254
	Total Ohio	$ 68,736,352
	Pennsylvania — 4.4%
200,000	Chester County Industrial Development Authority,
	5.25%, 10/15/32	$ 208,070
1,000,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.125%, 10/15/37	1,101,510
2,435,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/47	2,658,557
8,425,000	Delaware County Industrial Development Authority,
	Chester Charter School Arts Project, Series A, 5.125%,
	6/1/46 (144A)	9,100,769

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 39

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Pennsylvania — (continued)
4,000,000	Hospitals & Higher Education Facilities Authority of
	Philadelphia, Temple University Health System,
	Series A, 5.625%, 7/1/42	$ 4,177,880
8,445,000	Pennsylvania Economic Development Financing
	Authority, US Airways Group, Series B, 8.0%, 5/1/29	8,483,087
1,030,000	Philadelphia Authority for Industrial Development,
	5.0%, 11/15/31	1,070,500
1,570,000	Philadelphia Authority for Industrial Development,
	5.0%, 3/15/45 (144A)	1,656,067
8,295,000	Philadelphia Authority for Industrial Development,
	5.0%, 11/15/50	8,318,641
1,660,000	Philadelphia Authority for Industrial Development,
	5.125%, 6/1/38 (144A)	1,790,161
3,500,000	Philadelphia Authority for Industrial Development,
	5.25%, 6/1/48 (144A)	3,766,700
4,370,000	Philadelphia Authority for Industrial Development,
	5.375%, 6/1/53 (144A)	4,699,280
9,435,000	Philadelphia Authority for Industrial Development,
	5.5%, 6/1/49 (144A)	9,953,453
4,055,000	Philadelphia Authority for Industrial Development,
	2800 American Street Co. Project, Series A, 5.625%,
	7/1/48 (144A)	4,362,693
2,200,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc. Project, Series
	A, 6.5%, 6/1/45	2,342,824
2,940,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc., Project, Series
	A, 6.625%, 6/1/50	3,133,217
2,500,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School Project, Series A, 5.5%,
	6/15/32	2,556,400
5,200,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School Project, Series A, 5.75%,
	6/15/42	5,320,900
6,000,000(b)	Philadelphia Authority for Industrial Development,
	Nueva Esperanze, Inc., 8.2%, 12/1/43	6,840,720
	Total Pennsylvania	$ 81,541,429
	Puerto Rico — 5.0%
42,400,000(d)(f)	Commonwealth of Puerto Rico, 8.0%, 7/1/35	$ 32,913,000
2,460,000	Puerto Rico Industrial Tourist Educational Medical &
	Envirml Ctl Facs Fing Auth, 5.2%, 7/1/24	2,470,332
85,000	Puerto Rico Industrial Tourist Educational Medical &
	Envirml Ctl Facs Fing Auth, 5.625%, 7/1/22	85,383
3,598,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, 4.75%, 7/1/53	3,917,970

The accompanying notes are an integral part of these financial statements.
40 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Puerto Rico — (continued)
19,958,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, 4.784%, 7/1/58	$ 21,604,535
29,308,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, 5.0%, 7/1/58	32,386,512
	Total Puerto Rico	$ 93,377,732
	Rhode Island — 0.4%
2,065,000(f)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 371,700
2,000,000(e)	Tender Option Bond Trust Receipts/Certificates,
	RIB, 0.0%, 9/1/47 (144A)	2,934,160
4,250,000	Tobacco Settlement Financing Corp., Series B,
	5.0%, 6/1/50	4,547,160
	Total Rhode Island	$ 7,853,020
	Texas — 3.9%
640,000	Arlington Higher Education Finance Corp., 3.5%,
	3/1/24 (144A)	$ 659,155
16,875,000	Arlington Higher Education Finance Corp., 5.45%,
	3/1/49 (144A)	18,371,981
170,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 5.875%, 3/1/24	182,809
525,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 6.625%, 3/1/29	566,102
375,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.0%, 3/1/34	410,460
7,030,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.125%, 3/1/44	7,625,511
540,000	City of Celina, TX, 5.5%, 9/1/24	563,404
1,040,000	City of Celina, TX, 6.0%, 9/1/30	1,093,092
2,650,000	City of Celina, TX, 6.25%, 9/1/40	2,784,858
3,335,000(e)	Greater Texas Cultural Education Facilities Finance
	Corp., 9.0%, 2/1/33 (144A)	3,209,571
16,755,000(e)	Greater Texas Cultural Education Facilities Finance
	Corp., 9.0%, 2/1/50 (144A)	17,376,275
100,000	La Vernia Higher Education Finance Corp., 5.25%,
	8/15/35 (144A)	108,715
2,000,000	La Vernia Higher Education Finance Corp., Meridian
	World School, Series A, 5.5%, 8/15/45 (144A)	2,165,160
1,250,000	New Hope Cultural Education Facilities Finance
	Corp., Cardinal Bay, Inc., Village On The Park,
	5.5%, 7/1/46	1,023,737
1,000,000	New Hope Cultural Education Facilities Finance
	Corp., Cardinal Bay, Inc., Village On The Park,
	5.75%, 7/1/51	831,910

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 41

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Texas — (continued)
90,000	New Hope Cultural Education Facilities Finance Corp.,
	Cardinal Bay, Inc., Village On The Park, 6.0%,
	7/1/26	$ 84,911
1,350,000	New Hope Cultural Education Facilities Finance Corp.,
	Cardinal Bay, Inc., Village On The Park, 7.0%,
	7/1/51	1,138,847
1,700,000	Newark Higher Education Finance Corp.,
	5.0%, 6/15/48	1,725,636
17,350,000(f)	Sanger Industrial Development Corp., Texas Pellets
	Project, Series B, 8.0%, 7/1/38	4,272,438
8,142,447	Tarrant County Cultural Education Facilities Finance
	Corp., 5.75%, 12/1/54	8,675,126
1,000,000(f)	Texas Midwest Public Facility Corp., Secure Treatment
	Facility Project, 9.0%, 10/1/30	350,000
	Total Texas	$ 73,219,698
	Utah — 0.4%
255,000(g)	Utah Charter School Finance Authority, Summit
	Academy High School, Series A, 7.25%, 5/15/21	$ 258,748
1,985,000(b)	Utah Charter School Finance Authority, Summit
	Academy High School, Series A, 8.125%, 5/15/31	2,015,589
5,145,000(b)	Utah Charter School Finance Authority, Summit
	Academy High School, Series A, 8.5%, 5/15/41	5,227,886
	Total Utah	$ 7,502,223
	Virginia — 5.9%
3,000,000	Ballston Quarter Community Development Authority,
	Series A, 5.5%, 3/1/46	$ 2,706,000
2,100,000	Cherry Hill Community Development Authority,
	Potomac Shores Project, 5.4%, 3/1/45 (144A)	2,204,496
810,000	Embrey Mill Community Development Authority,
	5.3%, 3/1/35 (144A)	859,685
4,645,000	Embrey Mill Community Development Authority,
	5.6%, 3/1/45 (144A)	4,941,769
44,310,000	Tobacco Settlement Financing Corp., Series B-1,
	5.0%, 6/1/47	44,314,431
14,000,000(c)	Tobacco Settlement Financing Corp./VA, 6/1/47	3,083,780
4,605,000	Tobacco Settlement Financing Corp./VA, 5.2%, 6/1/46	4,704,468
21,585,000	Tobacco Settlement Financing Corp./VA,
	6.706%, 6/1/46	22,841,247
13,225,000	Virginia Small Business Financing Authority,
	5.0%, 1/1/40	13,609,319
925,000	Virginia Small Business Financing Authority,
	5.0%, 1/1/44	952,001
10,000,000	Virginia Small Business Financing Authority,
	5.0%, 7/1/49	10,286,800
	Total Virginia	$ 110,503,996

The accompanying notes are an integral part of these financial statements.
42 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Wisconsin — 2.5%
5,905,000	Public Finance Authority, 5.0%, 10/1/48	$ 6,455,582
2,660,000	Public Finance Authority, 5.0%, 6/1/50 (144A)	2,842,290
2,500,000	Public Finance Authority, 5.375%, 6/1/52	2,507,425
775,000	Public Finance Authority, Community School of
	Davidson Project, 5.0%, 10/1/33	874,618
1,590,000	Public Finance Authority, Coral Academy Science
	Las Vegas, 5.625%, 7/1/44	1,726,056
9,310,000	Public Finance Authority, Gardner Webb University,
	5.0%, 7/1/31 (144A)	10,181,695
5,325,000	Public Finance Authority, Glenridge Palmer Ranch,
	Series A, 8.25%, 6/1/46 (144A)	5,494,335
5,057,500	Public Finance Authority, Las Ventanas Retirement
	Community, 7.0%, 10/1/42	5,084,305
400,000	Public Finance Authority, Lead Academy Project,
	Series A, 4.25%, 8/1/26 (144A)	427,128
2,000,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.0%, 8/1/36 (144A)	2,100,200
2,500,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.125%, 8/1/46 (144A)	2,613,450
500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.3%, 6/1/47	501,015
10,340,000(c)(f)	Public Finance Authority, Springshire Pre Development
	Project, 12/1/20 (144A)	1,777,446
1,245,000(b)	Public Finance Authority, Voyager Foundation, Inc.,
	Project, Series A, 5.125%, 10/1/45	1,335,624
2,815,000(b)	Public Finance Authority, Voyager Foundation, Inc.,
	Project, Series A, 6.2%, 10/1/42	3,063,114
	Total Wisconsin	$ 46,984,283
	TOTAL MUNICIPAL BONDS
	(Cost $1,710,072,293)	$ 1,764,534,025
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 95.6%
	(Cost $1,733,527,894) (h)	$ 1,787,680,375
	OTHER ASSETS AND LIABILITIES — 4.4%	$ 82,664,308
	NET ASSETS — 100.0%	$ 1,870,344,683

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Association Corporation.
RIB	Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at February 28, 2021
ST APPROP	State Appropriations.

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 43

 Schedule of Investments | 2/28/21
(unaudited) (continued)
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2021, the value of these securities amounted to
$360,356,516, or 19.3% of net assets.
†	Amount rounds to less than 0.1%.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government
Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Represents a General Obligation Bond.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 28, 2021.
(f)	Security is in default.
(g)	Escrow to maturity.
(h)	The concentration of investments by type of obligation/market sector is as follows:

Revenue Bonds:
Education Revenue	25.0%
Tobacco Revenue	22.9
General Obligation	15.3
Development Revenue	13.8
Health Revenue	13.4
Transportation Revenue	6.5
Facilities Revenue	1.6
Other Revenue	1.3
Water Revenue	0.2
Pollution Control Revenue	0.0 †
100.0%
† Amount rounds to less than 0.1%.

#	Securities are restricted as to resale.

	Acquisition
Restricted Securities	date	Cost	Value
Enterprise Development Authority	6/6/2019	$5,228,533	$5,645,000
United States Steel Corp.	1/15/2021	10,838,923	10,563,850
United States Steel Corp.	1/20/2021	7,388,145	6,937,500
Total Restricted Securities			$23,146,350
% of Net Assets			1.2%

The accompanying notes are an integral part of these financial statements.
44 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Purchases and sales of securities (excluding temporary cash investments) for the period ended February 28, 2021, aggregated $125,840,082 and $66,917,170, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the period ended February 28, 2021, the Fund did not engage in any cross trade activity.
At February 28, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,742,961,339 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 153,580,968
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(108,861,932)
Net unrealized appreciation	$ 44,719,036
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments).
The following is a summary of the inputs used as of February 28, 2021, in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Debtors in Possession Financing	$—	$23,146,350	$—	$23,146,350
Municipal Bonds	—	1,764,534,025	—	1,764,534,025
Total Investments in Securities	$—	$1,787,680,375	$—	$1,787,680,375

During the period ended February 28, 2021, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 45

Statement of Assets and Liabilities | 2/28/21
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,733,527,894)	$1,787,680,375
Cash	65,650,048
Receivables —
Investment securities sold	406,000
Interest	23,958,258
Other assets	1,642,730
Total assets	$1,879,337,411
LIABILITIES:
Payables —
Investment securities purchased	$3,914,368
Value of withdrawals	5,000,000
Trustees’ fees	14,425
Accrued expenses	63,935
Total liabilities	$8,992,728
NET ASSETS:
Paid-in capital	$1,799,172,984
Distributable earnings	71,171,699
Net assets	$1,870,344,683

The accompanying notes are an integral part of these financial statements.
46 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Statement of Operations (unaudited)
FOR THE PERIOD ENDED 2/28/21*
INVESTMENT INCOME:
Interest from unaffiliated issuers	$15,873,332
Total investment income		$15,873,332
EXPENSES:
Administrative expense	$15,004
Transfer agent fees	3,629
Custodian fees	5,950
Professional fees	48,525
Printing expense	19,425
Pricing fees	2,450
Trustees’ fees	14,425
Total expenses		$109,408
Net investment income		$15,763,924
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$1,255,294
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$54,152,481
Net realized and unrealized gain (loss) on investments		$55,407,775
Net increase in net assets resulting from operations		$71,171,699

* For the period from December 21, 2020 (commencement of operations) to February 28, 2021.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 47

 Statements of Changes in Net Assets
Period
Ended
2/28/21*
(unaudited)
FROM OPERATIONS:
Net investment income (loss)	$15,763,924
Net realized gain (loss) on investments	1,255,294
Change in net unrealized appreciation (depreciation) on investments	54,152,481
Net increase in net assets resulting from operations	$71,171,699
FROM CAPITAL TRANSACTIONS:
Proceeds from contributions	$62,684,749
Value of withdrawals	(24,510,000)
In-kind subscriptions	1,760,998,235
Net increase in net assets resulting from capital transactions	$1,799,172,984
Net increase in net assets	$1,870,344,683
NET ASSETS:
Beginning of period	$—
End of period	$1,870,344,683

* For the period from December 21, 2020 (commencement of operations) to February 28, 2021.
The accompanying notes are an integral part of these financial statements.
48 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Financial Highlights (unaudited)
	Period Ended
	2/28/21*
Total return	1.00	%(a)
Ratio of net expenses to average net assets	0.03	%(b)
Ratio of net investment income (loss) to average net assets	4.63	%(b)
Portfolio turnover rate	4	%(a)
Net assets, end of period (in thousands)	$1,870,345

*	For the period from December 21, 2020 (commencement of operations) to February 28, 2021.
(a)	Not annualized.
(b)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 49

Notes to Financial Statements | 2/28/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer High Income Municipal Portfolio (the “Portfolio”) is a diversified series of Pioneer Core Trust I (the “Trust”), an open-end management investment company established as a Delaware statutory trust on October 14, 2020. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At February 28, 2021, all investors in the Portfolio were funds advised by the investment adviser of the Portfolio. At February 28, 2021, the Pioneer High Income Municipal Fund owned approximately 99.999% of the Portfolio, and Pioneer MAP - High Income Municipal Fund owned approximately 0.001% of the Portfolio.On December 21, 2020 the Fund had assets with a cost basis of $1,707,674,760 and a Value of $1,760,998,235 that were transferred to the Portfolio.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s placement agent (the “Placement Agent”). The Portfolio offers beneficial interests through the Placement Agent.
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the six months ended January 31, 2021. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures
50 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Portfolio’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
Investments are stated at value, computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices,
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 51

or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At February 28, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
52 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.
C.   Federal Income Taxes
The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.
Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
D.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 53

The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings.
Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Illinois, New York and Indiana, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings
54 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio investors to effect contributions or withdrawals from the Portfolio or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 55

continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s registration statement on Form N-1A contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
E.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at February 28, 2021 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio’s portfolio. The Portfolio does not pay a management fee under the Portfolio’s investment advisory agreement with the Adviser.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the six months ended February 28, 2021, the Portfolio paid $14,425 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At February 28, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $14,425.
56 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively.
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Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc.1 (“APAM”) serves as the investment adviser to Pioneer High Income Municipal Portfolio (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. Based on their evaluation of the information provided by APAM, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment management agreement for the Fund. In approving the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that would be provided by APAM to the Fund under the investment management agreement. The Trustees reviewed APAM’s investment approach for the Fund and its research process, and considered the resources of APAM and the personnel of APAM who would provide investment management services to the Fund. The Trustees also considered that, as administrator, APAM would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered the quality of such services provided by APAM to the other Pioneer Funds. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that APAM would provide to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
The Trustees did not consider the Fund’s performance in approving the investment management agreement because the Fund was newly-offered and did not have a performance history.
Management Fee and Expenses
The Trustees considered that the Fund would not pay a management fee. The Trustees considered that the Fund would be a master fund in a master-feeder structure in which each feeder fund investing in the Fund would have the same investment objective and policies as the Fund. The Trustees considered that each feeder fund investing in the Fund pays a management fee directly to APAM for its management services to the feeder fund, or is
[1]	Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).
58 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

offered through a separately managed account program in which participants pay fees to APAM or an affiliate for management of the separately managed account. The Trustees concluded that the proposed fee and expense structure for the Fund was reasonable in relation to the nature and quality of services to be provided by APAM.
Profitability
The Trustees did not consider APAM’s profitability with respect to the management of the Fund in approving the investment management agreement because the Fund was newly-offered and profitability information was not available.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.
Other Benefits
The Trustees considered the other potential benefits to APAM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment management agreement, for services that would be provided by APAM and its affiliates, and the revenues and profitability of APAM’s businesses other than the fund business. The Trustees considered that APAM is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 59

contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Funds were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
60 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www. amundi. com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 32503-00-0421

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XII

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date: May 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date: May 5, 2021

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date: May 5, 2021

* Print the name and title of each signing officer under his or her signature.